PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
Premises And Equipment
PREMISES AND EQUIPMENT

NOTE 6 – PREMISES AND EQUIPMENT

Premises and equipment consisted of the following at December 31:

	2011	2010
Cost
Land	$1,884	$1,884
Buildings and land improvements	8,837	8,805
Equipment	5,162	5,113
Total cost	15,883	15,802
Accumulated depreciation	(8,455)	(8,031)
Net	$7,428	$7,771

Depreciation expense for the years ended December 31, 2011 and 2010 amounted to $424,000 and $401,000, respectively.